SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 23, 2012
Date of report (Date of earliest event reported)

VRDT CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-52677	45-2405975
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739
(Address of principal executive offices)

(909) 786-1981
(Registrant’s telephone number)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
As previously reported by Registrant on Current Report on Form 8-K filed on June 15,2012, Registrant and GEM Global Yield Fund, a member of the Global Emerging Markets Group (“GEM”), entered into a commitment whereby GEM will provide and fund Registrant up to Thirty Million Dollars ($30,000,000USD) structured as a common stock subscription facility (the “Commitment”).  On August 23, 2012, Registrant and GEM formalized the Commitment by way of a Common Stock Purchase Agreement dated as of August 9, 2012 (the “Purchase Agreement”).  Together with formalizing the Commitment, the Purchase Agreement materially binds both parties to the terms thereof. The subscription facility created within the Purchase Agreement, subject to certain restrictions, can be drawn down at Registrant’s option as Registrant issues shares of common stock to GEM in return for funds. Under the agreed upon structure, Registrant controls the timing and amount of any drawdown.

ITEM 7.01 Regulation FD Disclosure.
On August 29, 2012, Registrant issued a press release announcing the Purchase Agreement, as set forth more fully in Item 1.01, above. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements
Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in Registrant's other reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements. Potential investors, and the general public, are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Registrant is under no duty to update any of the information in this report.

ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 Press Release issued on August 29, 2012, furnished pursuant to Item 7.01 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2012	VRDT CORPORATION (Registrant)

	By:	/s/ Graham Norton-Standen
Graham Norton-Standen
Executive Chairman